UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2017

O’REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

O’Reilly Automotive, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) on May 9, 2017. Of the 91,646,082 shares, entitled to vote at the Annual Meeting, 83,115,088 shares were present in person or by proxy. At the Annual Meeting, the shareholders were asked to vote on five Company proposals and one shareholder proposal. A brief description of each proposal, along with the outcome and tabulation of voting results is set forth below:

(a)
The individuals listed in the table below were elected as directors, to hold office until the annual meeting of the Company’s shareholders in 2018 and until his or her successor has been duly elected and qualified. The voting results for each such director are as follows:

	Number of Shares
Name of Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
David O'Reilly	72,798,794	2,008,848	130,666	8,176,780
Charles H. O'Reilly Jr.	66,683,725	8,196,490	58,093	8,176,780
Larry O'Reilly	66,694,816	8,185,368	58,124	8,176,780
Rosalie O'Reilly Wooten	66,798,759	8,081,787	57,762	8,176,780
Jay D. Burchfield	70,821,187	4,049,872	67,249	8,176,780
Thomas T. Hendrickson	74,442,685	425,839	69,784	8,176,780
Paul R. Lederer	70,523,284	4,344,926	70,098	8,176,780
John R. Murphy	73,496,190	1,371,567	70,551	8,176,780
Ronald Rashkow	73,723,693	1,144,659	69,956	8,176,780

(b)	The shareholders voted to approve, by a non-binding, advisory vote, the 2016 compensation of the Company’s Named Executive Officers (“NEOs”). The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
73,426,400	1,397,420	114,488	8,176,780

(c)	The shareholders voted, by a non-binding, advisory vote, on the frequency of future non-binding, advisory votes on executive compensation. The voting results are as follows:

Number of Shares
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
69,259,787	153,814	5,419,818	104,889	8,176,780
Following the Annual Meeting, the Board reviewed the voting results and, consistent with the Board’s recommendation and in response to the vote by the shareholders on this proposal, approved a resolution to hold future non-binding, advisory votes on executive compensation every year until the next required non-binding, advisory vote on the frequency of this item.

(d)	The shareholders voted to approve the Company’s 2017 Incentive Award Plan. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
71,528,928	3,315,166	94,214	8,176,780

(e)	The shareholders voted to ratify the appointment of Ernst & Young LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2017. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain
82,431,243	611,006	72,839

(f)	The shareholders voted against the shareholder proposal entitled “Special Shareowner Meetings.” The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
27,422,356	47,322,744	193,208	8,176,780

Section 8 – Other Events

Item 8.01 – Other Events

On May 10, 2017, the Company issued a press release announcing that its Board of Directors approved a resolution to increase the authorization amount under its share repurchase program by an additional $1 billion, raising the aggregate authorization under the program to $8.75 billion. The text of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated May 10, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 10, 2017